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                                                                    EXHIBIT 10.8

                              AMENDMENT NO. 1 TO
                         MANAGEMENT SERVICES AGREEMENT
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     THIS AMENDMENT is made as of May 7, 1996, by and between Dade International
Inc., a Delaware corporation (the "Company"), and Bain Capital, Inc., a Delaware
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corporation ("Bain").
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     The Company and Bain are parties to a Management Services Agreement, dated as of December 20, 1994 (the "Agreement").  The Company and Bain have agreed to
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amend the Agreement in the manner set forth herein.  Capitalized terms used herein but not otherwise defined have the meanings set forth in the Agreement.

     The parties hereto agree as follows:

     1.   Amendment.  Section 3 of the Agreement is hereby amended by deleting
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"$1.7 million" from such Section and replacing it with "$2.75 million."

     2.   Miscellaneous.  Except as amended hereby, the Agreement shall remain
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in full force and effect.  This Amendment shall be construed in accordance with the internal laws of the State of New York, without reference to its conflict of law provisions. This Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                    DADE INTERNATIONAL INC.

                                        /s/ Scott  Garrett
                                    By:_________________________________

                                         President and Chief Executive Officer
                                    Its:______________________________________


                                    BAIN CAPITAL, INC.

                                        /s/ Stephen Pagliuca
                                    By:_________________________________

                                        Managing Director
                                    Its:________________________________